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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-97988) and on Form S-3 (No. 33-26599) of Silicon Valley Research, Inc. of our report dated May 27, 1997 appearing on page 16 of this Form 10-K.


PRICE WATERHOUSE LLP

San Jose, California
June 26, 1997